Exhibit 10.28


                              SETTLEMENT AGREEMENT
                              --------------------

     THIS SETTLEMENT AGREEMENT ("Agreement) made and entered into this 20th day of December 1995, by and between Medicon, Inc. ("Medicon") and Affiliated Radiologists S.C. ("Affiliated") (collectively, the "Parties").

                                   WITNESSETH
                                   ----------

     WHEREAS, Affiliated has submitted certain claims to Medicon for payment by it, in the approximate amount of $75,000, for services rendered by it pursuant to its agreement with Medicon dated July 31, 1992 (the "1992 Agreement");

     WHEREAS, Medicon has asserted certain defenses to these claims, including but not limited to their untimeliness, and may have other defenses or claims with respect to Affiliated arising out of or based upon the 1992 Agreement;

     WHEREAS, Affiliated has disputed Medicon's defenses, including that any of these claims were untimely; and

     WHEREAS, the Parties wish to avoid future costs of dispute resolution, arbitration or litigation, and wish to resolve all claims or disputes between them arising out of or based upon the 1992 agreement;

     NOW, THEREFORE, in consideration of the mutual convenants contained in this Agreement and the consideration set forth below, the receipt and sufficiency of which are hereby acknowledged by Affiliated and Medicon, the Parties hereby agree and covenant as follows:

     1. Contemporaneous with the mutual exchange of executed copies of this Agreement by the Parties, Medicon shall pay to Affiliated, and Affiliated agrees to accept as full payment of the remaining amounts it claims to be due from Medicon for services rendered pursuant to the 1992 Agreement, the total sum of Fifty-Five Thousand Nine Hundred Forty-Five Dollars ($55,945.00), in a certified or cashier's check.

     2. In consideration of Medicon executing this Agreement and paying to Affiliated the sum of $55,945.00 in accordance with paragraph 1 hereof, Affiliated does hereby release, acquit and forever discharge Medicon, and each and all of its sister corporations, affiliates, agents, attorneys, experts, employees, officers, directors, shareholders, principals, administrators, subsidiaries, related companies, successors and assigns, from any and all actions, causes of action, claims, demands, costs, penalties, losses, expenses and claims for attorneys' fees and costs, whether past or present, known or unknown, relating to the claims that have been made or could have been made by Affiliated against any or all of them, arising out of or based upon the 1992 Agreement.

     3. In consideration of Affiliated executing this Agreement and accepting the payment from Medicon of $55,945.00 in full satisfaction of Affiliated's claims for payment under the 1992 Agreement, Medicon does hereby release, acquit and forever discharge Affiliated, and each and all of its sister corporations, affiliates, agents, experts, employees, officers, directors, shareholders, principals, administrators, subsidiaries, related companies, successors and assigns, from any and all actions, causes of action, claims, demands, costs, penalties, losses, expenses and claims for attorneys' fees and costs, whether past or present, known or unknown, relating to any and all claims that have been made or could have been made by Medicon against any or all of them, arising out of or based upon the 1992 Agreement.

     4. The Parties understand and agree that this Agreement is a compromise of disputed claims, and that the payment and compromise provided for herein is not to be construed as an admission of liability by Medicon with respect to the claims of Affiliated or an admission by Affiliated of the validity or merit of any claim or defense of Medicon.

     5. This agreement is binding on the Parties and on each and all of their respective assigns and successors in interest.

     6. The Parties declare and represent that, in entering into this Agreement, they each have relied wholly upon their own judgment, belief and knowledge of the nature, extent and duration of the claims of Affiliated, and of the claims and defenses of Medicon, and that they have not been influenced to any extent whatsoever in entering into this Agreement by any representations or statements regarding said claims or defenses, or regarding any other matters made by the persons, firms, or corporations who are hereby released, or by any person or persons representing them.

     7. Affiliated and Medicon each warrant that it is the owner of any claims or defenses that are released herein, and represents that it has not assigned or transferred any such claims or defenses to any other party or person.

     8. Affiliated and Medicon each acknowledge that it has carefully read this Agreement and knows the contents hereof, and it signs the Agreement as its free act and intends to be legally bound hereby.

     9. This Agreement constitutes the entire understanding of the parties with respect to the satisfaction, compromise and release of any and all claims between them arising out of or based upon the 1992 Agreement. This Agreement may not be altered or amended except in writing signed by each Party.

     10. This Agreement shall be governed and interpreted in accordance with the laws of the State of Illinois. Notwithstanding any provision of the 1992 Agreement to the contrary, any legal action, suit or claim to enforce this Agreement shall be filed only in a federal or state court in Cook County, Illinois, or as a claim or defense in any action or suit brought in any court against a Party, or against any other person or entity with respect to which claims are released herein.

     11. If any term, provision, covenant, condition, or paragraph of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining terms of this Agreement shall be deemed severable therefrom, and shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

     12. Each person signing this Agreement represents and warrants that he or she is authorized to act on behalf of the Party on whose behalf he or she is signing the Agreement, and has the authority to bind that Party to terms hereof.

     13. This Agreement may be signed in counterparts, with the same legal effect as though each Party executed a single document. Facsimile transmission of a signature shall be treated as an original signature.


AFFILIATED RADIOLOGISTS S.C.                 MEDICON, INC.


By:                                          By:  /s/ Carl R. Adkins
   --------------------------                   ---------------------------
   Its Duly Authorized Agent                    Its Duly Authorized Agent
          between them arising out of or based upon the 1992 Agreement. This Agreement may not be altered or amended except in writing signed by each Party.

     10. This Agreement shall be governed and interpreted in accordance with the laws of the State of Illinois. Notwithstanding any provision of the 1992 Agreement to the contrary, any legal action, suit or claim to enforce this Agreement shall be filed only in a federal or state court in Cook County, Illinois, or as a claim or defense in any action or suit brought in any court against a Party, or against any other person or entity with respect to which claims are released herein.

     11. If any term, provision, covenant, condition, or paragraph of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining terms of this Agreement shall be deemed severable therefrom, and shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

     12. Each person signing this Agreement represents and warrants that he or she is authorized to act on behalf of the Party on whose behalf he or she is signing the Agreement, and has the authority to bind that Party to terms hereof.

     13. This Agreement may be signed in counterparts, with the same legal effect as though each Party executed a single document. Facsimile transmission of a signature shall be treated as an original signature.


AFFILIATED RADIOLOGISTS S.C.                 MEDICON, INC.


By:__________________________                By:  _______________________
   Its Duly Authorized Agent                      Its Duly Authorized Agent